UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2011
DUNCAN ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33266 (Commission File Number)	20-5639997 (IRS Employer Identification No.)

1100 Louisiana St., 10th Floor, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     In connection with the closing of the Merger described in Item 2.01 below, on September 7, 2011, the Revolving Credit and Term Loan Agreement, dated October 25, 2010, among Duncan Energy Partners L.P. (“Duncan”), as Borrower, the Lenders party thereto, Wells Fargo Bank, National Association, as Administrative Agent, Citibank, N.A., DNB NOR Bank ASA and the Royal Bank of Scotland, plc, as Co-Syndication Agents, and Scotia Capital, Barclays Bank plc and Mizuho Corporate Bank, Ltd., as Co-Documentation Agents, was terminated. No borrowings were outstanding under this loan agreement as of September 7, 2011.
     In connection with the closing of the Merger described in Item 2.01 below, on September 7, 2011, the Term Loan Agreement, dated as of April 18, 2008, among Duncan, as Borrower, the Lenders Party Thereto, Wachovia Bank, National Association, as Administrative Agent, Suntrust Bank and The Bank of Nova Scotia, as Co-Syndication Agents, Mizuho Corporate Bank, Ltd. and The Royal Bank of Scotland plc, as Co-Documentation Agents, and Wachovia Capital Markets, LLC, SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. and The Bank of Nova Scotia, as Joint Lead Arrangers and Joint Book Runners, was terminated. No borrowings were outstanding under this loan agreement as of September 7, 2011.
     Following the closing of the Merger described in Item 2.01 below and Duncan and its subsidiaries becoming wholly owned subsidiaries of Enterprise Products Partners L.P. (“Enterprise”), Duncan and certain of its subsidiaries executed a Sixth Amended and Restated Administrative Services Agreement (the “Sixth ASA”), by and among Enterprise Products Company (“EPCO”), EPCO Holdings, Inc., Enterprise Products Holdings LLC (“Enterprise GP”), the Partnership, Enterprise Products OLPGP, Inc., EPO, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein, which amended and restated the Fifth Amended and Restated Administrative Services Agreement (the “Fifth ASA”) and terminated and released Duncan and the other DEP Parties named therein as parties to the agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Enterprise announced on September 7, 2011 the completion of its acquisition of Duncan. Pursuant to an Agreement and Plan of Merger, dated as of April 28, 2011 (the “Merger Agreement”), by and among Enterprise, Enterprise Products Holdings LLC, a Delaware limited liability company (“Enterprise GP”), EPD MergerCo LLC, a Delaware limited liability company and wholly owned subsidiary of Enterprise (“MergerCo”), Duncan and DEP Holdings, LLC (“DEP Holdings”), a Delaware limited liability company and the general partner of Duncan, Duncan merged with MergerCo with Duncan surviving the merger (the “Merger”). Enterprise completed the Merger following (a) approval of the Merger by a majority of the Duncan common unitholders entitled to vote on September 7, 2011 and (b) the affirmative vote of a majority of the outstanding Duncan units held by Duncan Unaffiliated Unitholders (as defined in the Merger Agreement) that actually voted for or against the proposal to approve the Merger.
     At the effective time of the Merger, Duncan merged with MergerCo with Duncan surviving the merger as a wholly owned subsidiary of Enterprise. As a result of the Merger and pursuant to the Merger Agreement, all outstanding common units representing limited partner interests in Duncan were cancelled and converted into the right to receive units representing limited partnership interests in Enterprise (“EPD Common Units”) based on an exchange rate of 1.01 EPD Common Units per Duncan unit. No fractional EPD Common Units will be issued in the Merger, and Duncan common unitholders will, instead, receive cash in lieu of fractional EPD Common Units, if any.
     The foregoing descriptions of the Merger Agreement are qualified in their entirety by reference to the full text of the Merger Agreement, filed as Exhibit 2.1 hereto, and incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Following the completion of the Merger, Duncan (i) notified the New York Stock Exchange (the “NYSE”) on September 7, 2011 that the Merger was effected and that all outstanding Duncan common units were cancelled and converted in the Merger into the right to receive EPD Common Units based on an exchange rate of 1.01 EPD Common Units per Duncan common unit, and (ii) requested that the NYSE file a notification of removal from listing on Form 25 with the Securities and Exchange Commission with respect to the Duncan common units. The trading of Duncan common units on the NYSE was suspended from trading before the opening of the market on September 8, 2011.

Item 3.03 Material Modification to Rights of Security Holders.
     The information included under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 in its entirety.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Second Amended and Restated Agreement of Limited Partnership of Duncan
     Following the closing of the Merger described in Item 2.01, on September 7, 2011, DEP Holdings entered into the Second Amended and Restated Agreement of Limited Partnership of Duncan (the “Second Amended LP Agreement”) reflecting the fact that Duncan no longer has any public unitholders.
     The description of the Second Amended LP Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Second Amended LP Agreement, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Third Amended and Restated Limited Liability Company Agreement of DEP Holdings, LLC
     Following the closing of the Merger described in Item 2.01, on September 7, 2011, Enterprise Products Operating LLC entered into the Third Amended and Restated Limited Liability Company Agreement of DEP Holdings (the “Third Amended LLC Agreement”). The Third Amended LLC Agreement reflects the fact that Duncan no longer has any public unitholders.
     The description of the Third Amended LLC Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Third Amended LLC Agreement, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.
Third Amended and Restated Agreement of Limited Partnership of Duncan
     On September 7, 2011, following the execution of the Second Amended LP Agreement, and the contribution of Enterprise’s limited partner interest in Duncan to certain subsidiaries of Enterprise, in exchange for the subsidiaries’ right to receive EPD Common Units as consideration for the Merger pursuant to an Exchange and Contribution Agreement (the “Exchange Agreement”), DEP Holdings and the Enterprise subsidiaries holding limited partner interests in Duncan entered into the Third Amended and Restated Agreement of Limited Partnership of Duncan (the “Third Amended LP Agreement”). The Third Amended LP Agreement reflects the contribution of Enterprise’s limited partner interest in Duncan to subsidiaries of Enterprise, pursuant to the Exchange Agreement.
     The description of the Third Amended LP Agreement in this Item 5.03 is qualified in its entirety by reference to the full text of the Third Amended LP Amendment, which is filed as Exhibit 3.3 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     At the Special Meeting of Unitholders (the “Special Meeting”) of Duncan held on September 7, 2011, Duncan unitholders approved the adoption of the Merger Agreement. The vote tabulation is set forth below:

For	Against	Abstain	Broker Non-Votes
44,643,389.897	38,507	19,869	0
     In addition, the vote above also reflects the affirmative vote of a majority of the outstanding Duncan common units held by “Duncan Unaffiliated Unitholders” (as such term is used in the Merger Agreement) that actually voted for or against the merger proposal, based on (i) an aggregate of 34,562,881 Duncan common units held by Enterprise and its Affiliates (including Enterprise GTM Holdings L.P.) as of the record date for the Special Meeting subtracted from (ii) the 44,643,399.897 Duncan common units voted “FOR” the proposal noted above, resulting in 10,080,508.897 Duncan common units voted “FOR” by Duncan Unaffiliated Unitholders compared to the 38,507 Duncan common units voted “AGAINST” the proposal.
     In connection with the Special Meeting, Duncan also solicited proxies with respect to a proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. The proposal, which was unnecessary in light of no other business properly coming before the Special Meeting and the approval of the adoption of the Merger Agreement by Duncan unitholders as indicated above, was not submitted to Duncan unitholders for approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.
     On September 7, 2011, Duncan issued a joint press release with Enterprise announcing the approval by the Duncan unitholders of the Merger.
     A copy of the joint press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
     On September 7, 2011, Duncan issued an additional joint press release with Enterprise announcing the completion of the Merger.
     A copy of the joint press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
     The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, unless Enterprise specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed April 29, 2011).

3.1#	Second Amended and Restated Agreement of Limited Partnership of Duncan Energy Partners L.P., dated effective as of September 7, 2011.

3.2#	Third Amended and Restated Limited Liability Company Agreement of DEP Holdings, LLC, dated effective as of September 7, 2011.

3.3#	Third Amended and Restated Agreement of Limited Partnership of Duncan Energy Partners L.P., dated effective as of September 7, 2011.

10.1	Sixth Amended and Restated Administrative Services Agreement, dated as of September 7, 2011, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein (incorporated by reference to Exhibit 10.3 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-1423) on September 8, 2011).

99.1	Joint Press Release dated September 7, 2011 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on September 8, 2011).

99.2	Joint Press Release dated September 7, 2011 (incorporated by reference to Exhibit 99.2 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on September 8, 2011).

#	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNCAN ENERGY PARTNERS L.P.

	By:	DEP HOLDINGS, LLC,
its General Partner

Date: September 8, 2011	By:	/s/ Michael J. Knesek

Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of DEP Holdings, LLC

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC (incorporated by reference to Exhibit 2.1 to Form 8-K filed April 29, 2011).

3.1#	Second Amended and Restated Agreement of Limited Partnership of Duncan Energy Partners L.P., dated effective as of September 7, 2011.

3.2#	Third Amended and Restated Limited Liability Company Agreement of DEP Holdings, LLC, dated effective as of September 7, 2011.

3.3#	Third Amended and Restated Agreement of Limited Partnership of Duncan Energy Partners L.P., dated effective as of September 7, 2011.

10.1	Sixth Amended and Restated Administrative Services Agreement, dated as of September 7, 2011, by and among Enterprise Products Company, EPCO Holdings, Inc., Enterprise Products Holdings LLC, Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products Operating LLC, the TEPPCO Parties named therein, Enterprise ETE LLC and the DEP Parties named therein (incorporated by reference to Exhibit 10.3 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-1423) on September 8, 2011).

99.1	Joint Press Release dated September 7, 2011 (incorporated by reference to Exhibit 99.1 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on September 8, 2011).

99.2	Joint Press Release dated September 7, 2011 (incorporated by reference to Exhibit 99.2 to Form 8-K filed by Enterprise Products Partners L.P. (File No. 001-14323) on September 8, 2011).

#	Filed herewith